MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED NOVEMBER 16, 2012 TO

PROSPECTUS DATED JULY 31, 2012

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursements it provides to certain Northern Multi-Manager Funds effective as of January 1, 2013. This increase in expense reimbursements will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursements:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2013
Multi-Manager Emerging Markets Equity	1.40%	-0.05%	1.35%
Multi-Manager Global Real Estate	1.20%	-0.10%	1.10%
Multi-Manager Mid Cap	1.10%	-0.10%	1.00%
Multi-Manager High Yield Opportunity	1.00%	-0.10%	0.90%

These new contractual expense reimbursement arrangements are expected to continue from implementation until at least December 31, 2013.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (11/12)

NORTHERN FUNDS PROSPECTUS